Eaton Vance Cash Management Fund
                         Eaton Vance Liquid Assets Fund
                          Eaton Vance Money Market Fund
                          Eaton Vance Tax Free Reserves

                            Supplement to Prospectus
                                      dated
                                   May 1, 1999

The following replaces the first paragraph under "Exchange Privilege" on page 10 of the prospectus:

     Exchange Privilege. You may exchange your Cash Fund and Tax Free Reserves shares for Class A shares of another Eaton Vance fund. These exchanges are made at the public offering price (which generally includes the sales charge applicable to Class A shares). You may exchange your Liquid Assets and Money Market Fund shares for Class B shares of another Eaton Vance fund. These exchanges are generally made at net asset value. If your Liquid Assets or Money Market Fund shares were acquired in exchange for Class C shares of another Eaton Vance Fund, such shares may be exchanged only for shares of one or more of such funds. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.



August 26, 1999                                                            MMFPS